UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

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FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

August 8, 2005

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Date of Report (Date of earliest event reported)

Presstek, Inc.

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(Exact name of Registrant as specified in its Charter)

Delaware	0-17541	02-0415170
(State or Other Jurisdiction of Incorporation or Organization	(Commission File Number)	(I.R.S. Employer Identification No.)

55 Executive Drive

Hudson, New Hampshire 03051-4903

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(Address of Principal Executive Offices)

(603) 595-7000

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Registrant’s telephone number, including area code

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

The purpose of this Current Report on Form 8-K/A (Amendment No. 1) is to amend the Current Report on Form 8-K filed by the Registrant on August 8, 2005, by amending and restating Item 2.05 thereof in order to provide estimates of expected costs associated with the activities disclosed therein.   Accordingly, Item 2.05 of the Registrant’s Current Report on Form 8-K filed August 8, 2005, is amended and restated in its entirety to read as follows.

Item 2.05- Costs Associated with Exit or Disposal Activities

As part of its previously announced plan to achieve cost savings with regard to the acquired business of The A.B. Dick Company, on August 8, 2005, Presstek, Inc. (the “Company”) announced that in order to consolidate operations the Company will close its Niles, Illinois, office facility by December 31, 2005 (the expiration date of the existing lease). The Company will move current executives of its ABDick reporting segment (“ABDick”) from the Niles facility to the Company’s headquarters in Hudson, New Hampshire. ABDick’s inside sales staff and other limited customer service operations will be moved to a new facility in the Chicago, Illinois area.

The above consolidating activities are expected to be completed by June 30, 2006, and will result in the Company incurring miscellaneous transition expenses (before any expected savings anticipated from the consolidation) of approximately $0.75 million in cash as charges to earnings. Approximately $1.5 million of cash charges, including severance and related expenses (approximately $1.0 million), as well as facilities and other expenses (approximately $0.5 million), relate to the closing of the Niles facility and are expected to be recorded as liabilities in the allocation of purchase price in connection with the ABDick asset acquisition. In addition, the Company will incur approximately $1.25 million in capital expenditures relating to facilities used by the operations affected by the consolidation. In connection with these planned organizational changes, the Company intends to effect a change in its internal management reporting, which management will assess to determine the effect on the Company's external segment reporting and its determination of reporting units for goodwill evaluation purposes.

This Current Report on Form 8-K/A contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These forward-looking statements are subject to a number of risks and uncertainties, many of which are beyond the Company’s control, that could cause actual results to differ materially from those set forth in, or implied by, such forward-looking statements. All statements other than statements of historical facts included in this Current Report on Form 8-K/A, including statements regarding the Company’s future financial position and results, are forward-looking statements. All forward-looking statements speak only as of the date of this Current Report on Form 8-K/A. The Company undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. In addition to the risks and uncertainties of ordinary business operations and conditions in the general economy and the markets in which the Company competes, the forward-looking statements of the Company contained in this Current Report on Form 8-K/A are also subject to risks and uncertainties regarding the successful integration of The A.B. Dick Company business into that of the Company, final management determinations and independent appraisals varying materially from current management estimates of the fair value of the assets acquired and the liabilities assumed in the acquisition of the business of The A.B. Dick Company, and the other risks and uncertainties described in the Company’s Annual Report on Form 10-K for the fiscal year ended January 1, 2005, and other SEC filings.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PRESSTEK, INC.

Date: August 11, 2005	By: /s/ Moosa E. Moosa
Moosa E. Moosa
Executive Vice President – Chief Financial Officer